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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (date of earliest event reported): December 15, 1999





                                  I-STORM, INC.
                    (Formerly Digital Power Holding Company)

             (Exact name of registrant as specified in its charter)




           NEVADA                       2-93477-D                 87-0410127
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                       2440 WEST EL CAMINO REAL, SUITE 520
                         MOUNTAIN VIEW, CALIFORNIA 94040
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (650) 962-5420


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         I-Storm, Inc. hereby amends in its entirety its Form 8-K, filed on
December 15, 1999 with the Securities and Exchange Commission to reflect the following:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

         Jones, Jensen & Co, L.L.C. were previously the principal certifying accountants for I-Storm, Inc., formerly Digital Power Holding Company (the "Registrant"). On July 1, 1998, Jones, Jensen & Co.'s appointment as principal accountants was terminated and Arthur Andersen, LLP was engaged as principal accountants. Formal written notice of the termination was delivered on December 15, 1999. The decision to change accountants was approved by the audit committee and the full board of directors of the Registrant.

         During the Registrant's two fiscal years ended March 31, 1997 and 1998 respectively, the fiscal year ended December 31, 1998 and the subsequent interim period through December 15, 1999, there were no disagreements between the Registrant and Jones, Jensen & Co., LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not revolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

         None of the "reportable events" described under Item 304(a)(1)(iv) of Regulation S-B occurred within the Registrant's two fiscal years ended March 31, 1997 and 1998 respectively, the fiscal year ended December 31, 1998and the subsequent interim period through December 15, 1999.

         The audit reports of Jones Jensen LLC on the financial statements of I-Storm, Inc., formerly Digital Power Holding Company as of and for the fiscal years ended March 31, 1998 and 1997, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Jones Jensen &Co, LLC is attached as Exhibit 16.2.

         During the Registrant's two fiscal years ended March 31, 1997 and 1998 respectively, the fiscal year ended December 31, 1998 and the subsequent interim period through December 15, 1999, the Registrant did not consult with Jones Jensen & Co, LLC regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits

           The following exhibit is filed with this Form 8-K:

           16.1 January 24, 2000 Letter of Jones Jensen & Co, LLC. regarding change in certifying accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, I-Storm has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            I-STORM, INC.



Date:  January 28, 2000                     By: /S/ Calbert Lai
                                                --------------------------------
                                                    Calbert Lai
                                                    President


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